CONSULTING AGREEMENT

This Consulting Agreement made this 1st day of January, 2006 by and between Saddle Ranch Productions, Inc., a Florida corporation ("Consultant") and Medical Media Television, Inc., a Florida corporation ("Corporation").

                                   WITNESSETH

In consideration of the covenants and agreements herein contained and the monies to be paid hereunder, the Corporation agrees to hire the Consultant, and the Consultant agrees to provide services to the Corporation upon the following terms and conditions:

1. Duties of Consultant: The Consultant is engaged by the Corporation to render services on behalf of the Corporation; specifically by providing consulting services relating to: (i) all areas of video production, editing, and mastering;
(ii) all areas of marketing, specifically related to geographic expansion of the networks and subscriber base; and (iii) all areas of advertising sales, including but not limited to the employment of regional sales directors for the express purpose of soliciting and obtaining advertising contracts and/or insertion order for the Company's networks with concentration on providing product adjacencies and/or exclusivity for multi-network purchases.

2. Devotion of Time to Employment: The Consultant shall devote such time and attention to the business and affairs of the Corporation as is reasonably necessary to carry out the duties hereunder.

3. Compensation: The initial compensation paid by the Corporation to the Consultant as compensation for services rendered shall be $19,000 per month, payable semi-monthly on the 15th day and the last day of the month.

4. Term of Agreement: Subject to the provisions of paragraph six (6) hereof, the term of this Agreement shall commence on January 1, 2006 and shall continue thereafter for a period of one year.

5. Reimbursable Expenses: Except as herein otherwise provided, the Corporation shall reimburse the Consultant for all pre-approved expenses.

6. Termination of Agreement:

      a) The Corporation may terminate this Agreement at any time for cause if Consultant becomes unfit to properly render services to Corporation hereunder because of alcohol or drug related abuses consistent with applicable laws and the Corporation's procedures, proven commission of a felony or a material breach of this Agreement which is not cured with sixty (60) days after written notice is given by Corporation to Consultant. Such termination, except for material breach, shall be effective upon the delivery of written notice thereof to the Consultant sixty (60) days thereafter for uncured material breach or at such later time as may be designated in said notice. All fees due hereunder shall cease as of said effective date.

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      b)    The Consultant may elect to terminate this Agreement at any time for cause provided it delivers written notice of such intention to terminate not less than sixty (60) days prior to the date of such termination. As used in this subparagraph 6 b), the term for cause shall mean if Corporation unreasonably changes Consultant's duties, responsibilities, or working conditions, or takes any other actions which impedes the Consultant in the performance of duties hereunder. If the Consultant terminates this Agreement for cause, Corporation shall be required to pay Consultant any consulting fees, remuneration, and/or expenses specified in paragraph 3 and 5 above for the remainder of the term of this Agreement.

      c) The Consultant may elect to terminate this Agreement at any time not for cause provided written notice of such intention to terminate is delivered not less than one year prior to the date of such termination. All consulting fees shall cease as of the effective date specified in such notice.

7. Survival of Representations and Warranties: The warranties, representations, covenants and agreements set forth herein shall be continuous and shall survive the termination of this Agreement or any part hereof.

8. Entire Agreement: This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

9. Amendment and Waiver: This Agreement may not be modified or amended except by an instrument in writing duly executed by the parties hereto. No waiver of compliance with any provision or condition hereof and no consent provided for herein shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such waiver or consent.

10. Notices. Notices and requests required or permitted hereunder shall be deemed to be delivered hereunder if mailed with postage prepaid or delivered, in writing as follows:

As to the Corporation:                  As to the Consultant:
----------------------                  ---------------------
Medical Media Television, Inc.          Saddle Ranch Productions, Inc.
8406 Benjamin Road, Suite C             PO Box 93037
Tampa, FL  33634                        Lakeland, FL  33804

11. Counterparts: This Agreement may be executed in one or more counterparts, and all counterparts shall constitute one and the same instrument.

12. Captions: Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

13. Execution of Document: At any time and from time to time, the parties hereto shall execute such documents as are necessary to effect this Agreement.

14. Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, or regarding the failure or refusal to perform the whole or any part of this Agreement shall be settled by arbitration in a mutually agreeable location, in accordance with the rules of the American Arbitration Association, and the judgment upon the award rendered may be entered in any court having jurisdiction hereof. Any decision made by an arbitrator or by the arbitrators under the provision shall be enforceable as a final and binding decision as it if were a final decision or decree of a court of competent jurisdiction.

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15. General Provisions:

            a) Assignability: This Agreement shall not be assignable by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement.

            b) Venue Process: The parties to this Agreement agree that jurisdiction and venue shall properly lie in the United States District Court for Tampa, Florida, with respects to any legal proceedings arising from this Agreement. Such jurisdiction and venue is merely permissive; and jurisdiction and venue also shall continue to lie in any court where jurisdiction and venue are to be proper.

            c) The parties further agree that the mailing of any process shall constitute valid and lawful process against them.

            d) Governing Law: The validity, construction and enforcement of, and the remedies hereunder, this Agreement shall be governed in accordance with the laws of the State of Florida.

            e) Severability of Provisions: The invalidity or unenforceability of any particular provisions hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

            f) Successors and Assigns: The rights and obligations of the parties hereunder shall inure to the benefit of, and be binding and enforceable upon the respective heirs, successors, assigns and transferees of either party.

            g) Reliance: All representations and warranties contained herein, or any certificate of other instrument delivered in connection herewith, shall be deemed to have been relied upon by the parties hereto, notwithstanding any independent investigation made by or on behalf of such parties.

            h)    Time: Time is of the essence in this Agreement.

            i) Attorney's Fees: The parties hereby agree that in the event any of the terms and conditions contained in this Agreement must be enforced by reason of any past, existing must be enforced by reason of an past, existing or future delinquency of payment, or failure of observance or of performance by any of the parties hereto, in such instance, the defaulting party shall be liable for reasonable collection and/or legal fees, trial and appellate levels, any expenses and legal fees incurred, including time spent in supervision of paralegal work and paralegal time, and any other expenses, and costs incurred in connection with the enforcement of any available remedy.

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IN WITNESS WHEREOF, the undersigned have hereunto caused this Agreement to be executed the day and year above written.

SADDLE RANCH PRODUCTIONS, INC.

By:  /s/ Kimberly Sarubbi
     -----------------------------------
         Kimberly Sarubbi
         President


MEDICAL MEDIA TELEVISION, INC.

By:  /s/ Philip M. Cohen
     -----------------------------------
         Philip M. Cohen
         President